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                                                                    Exhibit 99.1

                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:


                        OPTION 1: VOTE OVER THE INTERNET

1. Read the accompanying Proxy Statement.

2. Have your 12-digit control number and company number located on your voting ballot available.

3. Point your browser to http://www.cybervote.georgeson.com.

4. Follow the instructions. You will be given two choices:

   o You can simply cast your vote; or

   o You can cast your vote and register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy, and any other correspondence will be delivered to you electronically via e-mail.


                          OPTION 2: VOTE BY TELEPHONE

1. Read the accompanying Proxy Statement.

2. Have your 12-digit control number located on your voting ballot available.

3. Using a touch-tone phone, call, toll-free: 1-(877) 260-0394.

4. Follow the recorded instructions.


                                       or


                         OPTION 3: VOTE BY PAPER BALLOT

1. Read the accompanying Proxy Statement.

2. Mark your vote on the enclosed paper ballot and return it in the envelope provided.

Voting by Internet or telephone is fast, convenient and your vote is immediately confirmed and tabulated. Using the Internet or the telephone, you can vote anytime, 24 hours a day. More importantly, by choosing either option, you help Redback reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting using the Internet or telephone.

           ----------------                     ----------------
            COMPANY NUMBER                       CONTROL NUMBER
           ----------------                     ----------------
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 PROXY                       REDBACK NETWORKS INC.                       PROXY
                  1389 MOFFETT PARK DRIVE, SUNNYVALE, CA 94089

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             REDBACK NETWORKS INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 7, 2000

        The undersigned stockholder of Redback Networks Inc. ("Redback"), hereby constitutes and appoints Dennis L. Barsema and Craig M. Gentner, and each of them, proxies for the undersigned, each with the power of substitution, to attend and act for the undersigned at the annual meeting of stockholders of Redback to be held at the Sheraton Hotel, 1100 North Mathilda Avenue,
Sunnyvale, California 94089, on March 7, 2000 at 10:00 a.m., local time, and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of common stock of Redback held of record by the undersigned on January 28, 2000, as directed on the reverse side of this proxy. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

        PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)
                              REDBACK NETWORKS INC.
   [X]          PLEASE MARK VOTES
                AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

1. To elect the following directors to serve for a term ending upon the 2001 annual meeting of stockholders or until their successors are elected and qualified:

NOMINEES:  Dennis L. Barsema, James R. Flach, William Kurtz, Pierre R. Lamond
           and Daniel J. Warmenhoven

                                           FOR ALL NOMINEES EXCEPT
                FOR       WITHHELD         FOR NOMINEES WRITTEN BELOW:

                [ ]         [ ]                      [ ]

                                           ---------------------------
                                              Nominee Exception(s)

2. To ratify the appointment of PricewaterhouseCoopers LLP as Redback's independent accountants for the fiscal year ending December 31, 2000.

                        FOR             AGAINST             ABSTAIN

                        [ ]               [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

The undersigned acknowledges receipt of the accompanying notice of annual meeting of stockholders and proxy statement.

Signature: _________________________________________________

Signature (if held jointly):________________________________

Date:_________________________________________________, 2000

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.



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